J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.6

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

EXECUTIVE SUMMARY

Third Party Due Diligence Review

July 17, 2023

JPMMT 2023-DSC2

Overview

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on 115 mortgage loans acquired by J.P. Morgan Mortgage Acquisition Corp. (the “Client”) through a bulk purchase. The Review was conducted from July 2021 through March 2023 on mortgage loans originated between June 2021 and August 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

o	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;

o	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance;

o	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;

o	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves;

o	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport);

o	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;

o	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

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o	Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity;

o	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation;

o	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file;

o	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been given signing authority on behalf of the borrowing entity.

(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

o	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;

o	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;

o	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;

o	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;

o	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;

o	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;

o	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;

o	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;

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o	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:

o	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;

o	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards;

o	Debt-Service Coverage Ratios “DSCR”: Calculate the debt-service coverage ratio to ensure it meets minimum guideline standards;

o	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;

o	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;

o	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. Confirm that the borrower has executed an affidavit of commercial/business purpose and that no other documentation that shows the subject property might be a primary residence;

o	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;

o	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;

o	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;

o	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;

o	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;

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o	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review the original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements.
b.	Confirm that the property type is an eligible property type per program standards and underwriting guidelines.
c.	Confirm as applicable that and independent supplemental third-party valuation was received and is within allowable tolerance of the original qualifying value.
d.	Assess rental income schedules.
e.	Confirm that property standards conform to underwriting guidelines requirements.
f.	Determine whether the property is completely constructed and the appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
g.	Review and determine whether the appraisal was performed on appropriate form and whether the appraiser indicated in the body of the conformity to USPAP standards.
h.	Review property for functional obsolescence.
i.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value total was reasonably supported when compared to an independent third-party valuation product. For loans reviewed in a post-close valuation review (115 loans consisting of 202 individual properties), the origination value was based the following products:

Primary Valuation Product	Count
1004	151
1025	35
1073	6
iVN55 (Hybrid)	10
Totals:	202

1 property was supported by AVM, 18 properties were supported by a BPO, and 183 properties were supported by a Clear Capital CDA.

In summary the final secondary property valuation by product is as follows:

Secondary Valuation Product	Count
AVM	1
BPO	18
Clear Capital CDA	183
Totals:	202

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Loan level Valuation Grades are based on the cumulative total of origination appraised values for an individual loan compared to the cumulative total of the secondary valuation products. Loans where the cumulative secondary valuation had a negative variance equal to or greater than 10% of the origination appraised value total were provided a Valuation Grade of “C”.

Of the 115 loans reviewed 101 are single property loans, 4 are 2 property loans, 1 is a 4 property loan, 1 is a 5 property loan, 2 are 6 property loans, 1 is a 7 property loan, 1 is an 8 property loan, 1 is a 9 property loan, 2 are 14 property loans, and 1 is a 20 property loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred fifteen (115) mortgage loans reviewed, zero (0) unique mortgage loans (0% by loan count) had a total of zero (0) tape discrepancies across zero (0) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Grand Total	0	0.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria, 25.22% of the loans received an Overall “B” grade and 74.78% of the loans received an Overall “A” grade.

Final Loan Grades

Overall Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance
A	86	74.78%	$ 24,378,501.00
B	29	25.22%	$ 8,355,690.00
C	0	0.00%	$ -
D	0	0.00%	$ -

Credit Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance
A	87	75.65%	$ 24,498,501.00
B	28	24.34%	$ 8,235,690.00
C	0	0.00%	$ -
D	0	0.00%	$ -

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Property Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance
A	114	99.13%	$ 32,614,191.00
B	1	0.87%	$ 120,000.00
C	0	0.00%	$ -
D	0	0.00%	$ -

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B” and a Property Grade of “A” would receive an overall Loan Grade of “B”).

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
Credit	B	Missing Lease	7
		Season Background Report	4
		Liquidity Minimum	3
		Minimum Credit Score	3
		Missing Assets	3
		Season Credit Report	3
		Seasoned Credit Report	3
		Background Flag	2
		Insufficient Liquidity	2
		Minimum Liquidity	2
		Background Flag	1
		DSCR Minimum	1
		Minimum Liquidty	1
		Missing Assets	1
		Missing Flood Premium	1
		Seasoned Background Report	1

		TOTAL CREDIT GRADE B FINDINGS:	38
		TOTAL CREDIT GRADE C FINDINGS:	0
		TOTAL CREDIT GRADE D FINDINGS:	0
		TOTAL CREDIT FINDINGS:	38

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
Property	B	LTV Maximum	1

		TOTAL PROPERTY GRADE B FINDINGS:	1
		TOTAL PROPERTY GRADE C FINDINGS:	0
		TOTAL PROPERTY GRADE D FINDINGS:	0
		TOTAL PROPERTY FINDINGS:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets underwriting guidelines and valuation requirements.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of credit qualification and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates material legal requirements, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

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Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.